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[LOGO] Data General

DATA GENERAL CORPORATION
4400 Computer Drive.  Westboro, MA 01580
Telephone (508)366-8911


                                                  September 3, 1996


Mr. Larry Irving
Holmes Protection Group
440 Ninth Avenue
New York, NY 10001-1695

Dear Mr. Irving,

       This letter serves as an acknowlegement that the equipment list on your Lease Schedule 12223-006 has been changed, per the attached new configuration. Please sign both the letter and the revised configuration and return to me at the above address.

       As consideration for the configuration change in your lease, the payment amount on your lease will be reduced from $32,184.89 to $24,387.23 as of October 1, 1996. Per our previous assignment of your rental payments to Newcourt Financial, please acknowledge below that you will remit your new monthly payment of $24,387.23 per month for 45 months, beginning October 1, 1996 to:

                             Newcourt Financial
                             201 Merritt Seven
                             Norwalk, CT 06856

Thank you for your cooperation in this matter.

                                           DATA GENERAL CORPORATION

                                           /s/ Lee Kaemmerlen
                                           ----------------------------
                                           Lee Kaemmerlen
                                           Leasing Account Coordinator
                                           Data General Leasing

Acknowledged and Agreed



/s/ Lawrence R. Irving
- ---------------------------------
Authorized Representative




VP -- Finance          9/16/96
- ---------------------------------
Title                    Date



Holmes Protection Group, Inc.

Enclosure: Revised Configuration for Lease 12223-006

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             Revised Configuration for Lease Agreement No. 12223-006

- -------------------------------------------------------------------------------
    ITEM#    QTY        MODEL#              DESCRIPTION
- -------------------------------------------------------------------------------


                           SEE ATTACHED CONFIGURATIONS




INVOICES PAID BY HOLMES PROTECTION TO BE RE-IMBURSED TO HOMES BY DATA GENERAL
- -----------------------------------------------------------------------------

ACCUNETICS, INC.                INVOICE #'S I2665, I2668
EGGHEAD SOFTWARE                INVOICE #'S 16054550, 17204157, 17493956
GLASGAL COMMUNICATIONS, INC.    INVOICE # 315852
INMAC                           INVOICE # 30780390

MANCHESTER EQUIPMENT CO. INC.   INVOICE #'S 232192, 232605, 233101, 233104,
                                233423, 233660, 233661, 233808, 235844, 237308,
                                238040, 245367, 246244, 246666, 246786, 246887,
                                247351, 249282, 249283, 249979, 249980, 251167,
                                251173, 251347, 252872,
MONITORING AUTOMATION SYSTEMS   INVOICE #25789
MICRO INNOVATION COMPUTER CTR.  INVOICE #'S 314263, 314416, 315205

                                SALES TAX (NEW JERSEY)

ROLLOVER/REFINANCING OF LEASE SCHEDULES NOS. 12223-001,-002,-003,-004, & -005 (ASSUMES LAST PAYMENT TO BE MADE ON THOSE LEASES TO COVER THE PERIOD OF 7/l/95 THROUGH 7/31/95)






LESSEE HAS SELECTED THE HARDWARE AND SOFTWARE ON THIS SCHEDULE BASED UPON ITS OWN JUDGEMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON STATEMENTS MADE BY LESSOR. LESSEE ACKNOWLEDGES THAT THE LEASE IMPOSES NO RESPONSIBILITY OR LIABILITY UPON LESSOR FOR PERFORMANCE OR OPERATION OF THE SCHEDULED PRODUCTS. THE LEASE GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, WITH RESPECT TO THE SCHEDULED PRODUCTS AND LESSOR DISCLAIMS ALL APPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR PURPOSE. HOWEVER, THE LEASE PRESERVES LESSEE'S RIGHTS AGAINST THE VENDORS OF THE SCHEDULED PRODUCTS AND LESSEE SHALL LOOK TO THE VENDORS OF THE PRODUCTS CONCERNING PERFORMANCE AND OPERATION OF THEIR RESPECTIVE PRODUCTS.


Data General Corporation                      Holmes Protection Group, Inc.
- --------------------------------              ---------------------------------
Lessor                                        Lessee

/s/ Lee Kaemmerlen                            /s/ Lawrence R. Irving
- --------------------------------              ---------------------------------
Authorized Representative                     Authorized Representative

TITLE:                                        TITLE:VP -- Finance
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DATE:   9/20/96                                DATE:   9/15/96
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